UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 4, 2004

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 95-4840775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1840 Century Park East, Los Angeles, California 90067

www.northropgrumman.com

(Address of principal executive offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

The following press release is included as an exhibit to this report furnished pursuant to Item 12:

Exhibit 99—Northrop Grumman Corporation press release (including financial schedules) dated May 4, 2004

Item 12.	Results of Operations and Financial Condition.

On May 4, 2004, Northrop Grumman Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004. The press release is furnished as Exhibit 99.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation
(Registrant)

May 4, 2004	By:	/s/ John H. Mullan
(Date)		John H. Mullan Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description
99	Furnished—Northrop Grumman Corporation press release (including financial schedules) dated May 4, 2004